Exhibit 32.2

INTEGRATED INPATIENT SOLUTIONS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Integrated Inpatient Solutions, Inc. (the "Company") on Form 10-K for the twelve months ended December 31, 2013 (the "Report"), I, Osnah Bloom, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Osnah Bloom

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Osnah Bloom

Chief Financial Officer

March 31, 2014